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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     JAKKS Pacific, Inc. (the "Company") and each person whose signature appears below, hereby appoints Joel Bennett as attorney-in-fact with full power of substitution, to execute in the name and on behalf of the Company and each such person, individually and in each capacity stated below, a Registration Statement on Form SB-2, and any amendments thereto (including post-effective amendments) for an underwritten offering of the Company's Common Stock, for which Cruttenden Roth Incorporated is acting as the Representative of the Underwriters, as the attorney-in-fact deems appropriate and to file such Registration Statement and any amendment thereto with the Securities and Exchange Commission.

     This Power of Attorney may be signed in counterpart.

                                          JAKKS PACIFIC, INC.

                                          By:        /s/ JACK FRIEDMAN
                                            ------------------------------------
                                                  Jack Friedman, President


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
                  SIGNATURE                                 TITLE                     DATE
---------------------------------------------  --------------------------------  ---------------
              /s/ JACK FRIEDMAN                President, Chief Executive        April 10, 1997
---------------------------------------------  Officer and Chairman of the
                Jack Friedman                  Board

            /s/ STEPHEN G. BERMAN              Executive Vice President, Chief   April 9, 1997
---------------------------------------------  Operating Officer, Secretary and
              Stephen G. Berman                Director

            /s/ MICHAEL G. MILLER              Director                          April 10, 1997
---------------------------------------------
              Michael G. Miller

             /s/ MURRAY L. SKALA               Director                          April 9, 1997
---------------------------------------------
               Murray L. Skala

             /s/ ROBERT E. GLICK               Director                          April 9, 1997
---------------------------------------------
               Robert E. Glick
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